                                                                    Exhibit 1(m)

                       THIRD AMENDMENT DATED JULY 14, 2004

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

      Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect the establishment of Class A Shares of each Series of the Trust and Class R Shares of each Series of the Trust except Janus Adviser Money Market Fund.

                                   SCHEDULE A

Series of the Trust                                     Available Classes
-------------------                                     -----------------
Janus Adviser Balanced Fund                               Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Capital Appreciation Fund                   Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Core Equity Fund                            Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Flexible Income Fund                        Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Foreign Stock Fund                          Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Growth Fund                                 Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Growth and Income Fund                      Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser International Growth Fund                   Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Mid Cap Growth Fund                         Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Mid Cap Value Fund                          Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Money Market Fund                           Class A Shares
                                                          Class C Shares
                                                          Class I Shares

Janus Adviser Risk-Managed Core Fund                      Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Risk-Managed Growth Fund                    Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Small Company Value Fund                    Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

Janus Adviser Worldwide Fund                              Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares

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